                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) January 18, 2002
                                                         ----------------

                        AMERICAN FINANCIAL HOLDINGS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-27399                 06-1555700
      --------                       --------                ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)         Identification No.)

              102 West Main Street, New Britain, Connecticut 06051
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (860) 832-4000
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEMS 1, 3, 4, 5, 6, 8 AND 9.           NOT APPLICABLE.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

      As of 11:59 p.m. on January 18, 2002 (the "Effective Time"), American Financial Holdings, Inc. ("American Financial"), a Delaware corporation and the holding company of American Savings Bank ("American Savings"), a Connecticut-chartered savings bank, acquired American Bank of Connecticut ("American Bank"), a Connecticut-chartered savings bank. The merger was completed pursuant to an Agreement and Plan of Merger, dated as of July 18, 2001, by and between American Financial, American Savings and American Bank (the "Merger Agreement"). In connection with the merger, American Bank merged with and into American Savings with American Savings being the surviving entity.

      Pursuant to the Merger Agreement, each shareholder of American Bank which either elected to receive cash or made no election received $30.00 in cash for each share of American Bank common stock. Each shareholder of American Bank that elected to receive American Financial common stock, received approximately 0.8 shares of American Financial common stock and approximately $11.59 for each share of American Bank common stock. American Financial issued 3,208,715 shares of American Financial common stock to the former shareholders of American Bank. The cash portion of the merger consideration totaled $73.8 million.

      On January 18, 2002, American Financial issued a press release which reported the closing of the merger with American Bank. The press release announcing the closing of the merger is attached as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

            (a) As of the date of this filing, it is impracticable to provide financial statements for American Bank. The required financial statements will be filed as soon as possible and in no event later than April 3, 2002.

            (b) As of the date of this filing, it is impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X. The required pro forma financial information will be filed as soon as possible and in no event later than April 3, 2002.

            (c) Exhibits. The following Exhibits are filed as part of this report:

      Exhibit No.                           Description
      -----------                           -----------

        2.1 Agreement and Plan of Merger, dated as of July 18, 2001, by and among American Financial Holdings, Inc., American Savings Bank and American Bank of Connecticut.*

       99.1             Press release issued on January 7, 2002.

       99.2             Press release issued on January 18, 2002.

      *Incorporated by reference to the Form 8-K (SEC File No. 000-27399) filed by American Financial on July 24, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 28, 2002                  By: /s/ Robert T. Kenney
                                             -----------------------------------
                                             Robert T. Kenney
                                             Chairman, President and Chief
                                              Executive Officer